Market risk	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Market risk

Market risk

Overview (unaudited)	Key metrics (unaudited)

Market risk comprises banking market risk and trading market risk. Banking market risk is the risk of loss of income or economic value due to changes to interest rates in the banking book or to changes in exchange rates, where such changes would affect our net worth through an adjustment to revenues, assets, liabilities and off-balance sheet exposures in the banking book. Trading market risk is the risk of losses in trading positions, both on and off-balance sheet, due to movements in market prices or other external factors.

In this section, we set out which of our assets and liabilities are exposed to banking and trading market risk. Then we explain how we manage these risks and discuss our key market risk metrics. We also explain how the implementation of our ring-fencing plans in 2018 changed our exposure to trading market risk.

Net Interest Margin (NIM) sensitivity to +50bps decreased to £207m and to -50bps decreased to £(23)m (2017: £212m and £(125)m)

Economic Value of Equity (EVE) sensitivity to +50bps increased to £162m and to -50bps decreased to £(124)m (2017: £95m and £(213)m)

BALANCE SHEET ALLOCATION BY MARKET RISK CLASSIFICATION

We analyse our assets and liabilities exposed to market risk between banking and trading market risk as follows:

	2018			2017
	Banking £m	Trading £m	Total £m	Banking £m	Trading £m	Total £m	Key risk factors
Assets subject to market risk
Cash and balances at central banks	19,747	—	19,747	32,771	—	32,771	FX, Interest rate
Financial assets at FVTPL:
– Trading assets	—	—	—	—	30,555	30,555	Equity, FX, interest rate
– Derivative financial instruments	4,559	700	5,259	5,198	14,744	19,942	Equity, FX, interest rate
– Other financial assets at FVTPL	5,617	—	5,617	2,096	—	2,096	Interest rate, credit spread
Financial assets at amortised cost:
– Loans and advances to customers(1)	201,289	—	201,289	199,340	—	199,340	Interest rate
– Loans and advances to banks(1)	2,799	—	2,799	3,463	—	3,463	FX, interest rate
– Reverse repurchase agreements – non trading(1)	21,127	—	21,127	2,614	—	2,614	FX, Interest rate
– Other financial assets at amortised cost	7,229	—	7,229				FX, interest rate, inflation, credit spread
Financial assets at FVOCI	13,302	—	13,302				FX, interest rate, inflation, credit spread
Financial investments				17,611	—	17,611	FX, interest rate, inflation, credit spread
Macro hedge of interest rate risk(2)	697	—	697	833	—	833	Interest rate
Retirement benefit assets	842	—	842	449	—	449	Equity, FX, interest rate, inflation, credit spread

Total assets	277,208	700	277,908	264,375	45,299	309,674

Liabilities subject to market risk
Financial liabilities at FVTPL:

– Trading liabilities	—	—	—	—	31,109	31,109	Equity, FX, interest rate

– Derivative financial instruments	650	719	1,369	722	16,891	17,613	Equity, FX, interest rate

– Other financial liabilities at FVTPL	6,286	—	6,286	703	1,612	2,315	Interest rate, credit spread

Financial Liabilities at amortised cost:
– Deposits by customers	178,090	—	178,090	183,648	—	183,648	Interest rate
– Deposits by banks(1)	17,221	—	17,221	12,708	—	12,708	FX, interest rate
– Repurchase agreements – non trading(1)	10,910	—	10,910	1,076	—	1,076	FX, Interest rate
– Debt securities in issue	46,692	—	46,692	42,633	—	42,633	FX, interest rate
– Subordinated liabilities	3,601	—	3,601	3,793	—	3,793	FX, interest rate
Macro hedge of interest rate risk(3)	242	—	242	—	—	—	Interest rate
Retirement benefit obligations	114	—	114	286	—	286	Equity, FX, interest rate, inflation, credit spread

Total liabilities	263,806	719	264,525	245,569	49,612	295,181

(1)

From 1 January 2018, the non-trading repurchase agreements and non-trading reverse repurchase agreements that are held at amortised cost are now presented as separate lines in the balance sheet, as described in Note 1. Comparatives are represented accordingly.

(2)	This is included in Other assets of £2,280m (2017: £2,511m).
(3)	This is included in Other liabilities of £2,448m (2017: £2,730m).

We classify assets or liabilities as trading market risk (in total or just in part) as follows:

Balance sheet classification	Market risk classification
Trading assets and liabilities	We classify all our trading portfolios as trading market risk. Following the implementation of our ring-fencing plans in 2018, the level of trading activity significantly reduced. Since then, we only classify exposures from product sales or other activities with anticipated short holding periods, as well as any related hedging, as trading market risk. For more, see Notes 11 and 23 to the Consolidated Financial Statements.

Other financial assets and liabilities at fair value through profit or loss	We classify all our financial assets designated at fair value as banking market risk. We classify our warrant programmes and structured customer deposits as trading market risk. This is because we manage them on a fair value basis. We classify all our other financial liabilities designated at fair value as banking market risk. For more, see Notes 13 and 24 to the Consolidated Financial Statements.

Derivative financial instruments	For accounting purposes, we classify derivatives as held for trading unless they are designated as being in a hedging relationship. We treat derivatives that we do not manage on a trading intent basis as banking market risk. For more, see Note 12 to the Consolidated Financial Statements.

BANKING MARKET RISK

OUR KEY BANKING MARKET RISKS (UNAUDITED)

Banking market risk mainly comes from providing banking products and services to our customers, as well as our structural balance sheet exposures. It arises in all our business segments. In Retail Banking and Corporate & Commercial Banking, it is a by-product of us writing customer business and we transfer most of these risks to Corporate Centre to manage. The only types of banking market risk that we keep in Retail Banking and Corporate & Commercial Banking are short-term mismatches due to forecasting variances in prepayment and launch risk. This is where customers repay their loans at a different point than their expected maturity date or do not take the expected volume of new products. In Corporate & Investment Banking, it arises from short-term markets and lending to corporates, which we also transfer to Corporate Centre to manage. Corporate Centre also manages our structural balance sheet exposures, such as foreign exchange and Income Statement volatility risk.

Our key banking market risks are:

Key risks	Description
Interest rate risk

Yield curve risk: comes from timing mismatches in repricing fixed and variable rate assets, liabilities and off-balance sheet instruments. It also comes from investing non-rate sensitive liabilities in interest-earning assets. We mainly measure yield curve risk with NIM and EVE sensitivities, which are measures that are commonly used in the financial services industry. We also use other risk measures, like stress testing and VaR, which we explain in the ‘Trading market risk management’ section that follows. Our NIM and EVE sensitivities cover all the material yield curve risk in our banking book balance sheet.

Basis risk: comes from pricing assets using a different rate index to the liabilities that fund them. We are exposed to basis risks associated with Base Rate, reserve rate linked assets we deposit with central banks, the Sterling Overnight Index Average (SONIA) rate, and LIBOR rates of different terms.

Spread risks

Spread risk arises when the value of assets or liabilities which are accounted for at fair value (either through Other Comprehensive Income or though Profit and Loss) are affected by changes in the spread. We measure these spreads as the difference between the discount rate we use to value the asset or liability, and an underlying interest rate curve. Spread risks can be split into Swap Spread (where the instrument has been issued by a Sovereign counterparty) and Credit Spread (where the instrument has been issued by for example a corporate or bank counterparty). It principally arises in the bond portfolios we hold for liquidity purposes.

We measure spread risk with sensitivities, stress tests, and VaR measures.

Foreign exchange risk	Our non-trading businesses operate mainly in sterling markets, so we do not create significant foreign exchange exposures. The only exception to this is money we raise in foreign currencies. For more on this, see ‘Wholesale funding’ in the ‘Liquidity risk’ section.

Income statement volatility risk

We measure most of the assets and liabilities in our banking book balance sheet at amortised cost. We sometimes manage their risk profile by using derivatives. As all derivatives are accounted for at fair value, the mismatch in their accounting treatment can lead to volatility in our Income Statement. This happens even if the derivative is an economic hedge of the asset or liability.

BANKING MARKET RISK MANAGEMENT

Risk appetite

Our framework for dealing with market risk is part of our overall Risk Framework. The banking market risk framework sets out our high-level arrangements and standards to manage, control and oversee banking market risk. Our Risk Appetite sets the controls, risk limits and key risk metrics for banking market risk. We articulate risk appetite by the income and value sensitivity limits we set in our Risk Appetite, at both Santander UK and Banco Santander group levels.

Risk measurement (unaudited)

For banking market risk, we mainly measure our exposures with NIM and EVE sensitivity analysis. We support this with the risk measures we explain in the ‘Trading market risk management’ section that follows. We also monitor our interest rate repricing gap.

NIM and EVE sensitivities

The calculations for NIM and EVE sensitivities involve many assumptions, including expected customer behaviour (such as early repayment of loans) and how interest rates may move. These assumptions are a key part of our overall control framework, so we update and review them regularly. Our NIM and EVE sensitivities include the interest rate risk from all our banking book positions. Our banking book positions generate almost all our reported net interest income.

NIM sensitivity

•  NIM sensitivity is an income-based measure we use to forecast the changes to interest income and interest expense in different scenarios. It gives us a combined impact on net interest income over a given period – usually 12 or 36 months.

• We calculate NIM sensitivity by simulating the NIM using two yield curves. The difference between the two NIM totals is the NIM sensitivity.

• Our main model assumptions are that:

• The balance sheet is dynamic. This means that it includes the run-off of current assets and liabilities as well as retained and new business

•  We use a behavioural balance sheet rather than contractual one. This means that we adjust balances for behavioural or assumed profile. We do this with most retail products whose behavioural maturity is different to the contractual maturity. This is usually because customers are exercising the option to withdraw or prepay early, or there is no contractual maturity.

EVE sensitivity

•  We calculate EVE as the change in the net present value of all the interest rate sensitive items in the banking book balance sheet for a defined set of instantaneous parallel and non-parallel shifts in the yield curve.

•  We use a static balance sheet. This means that all balance sheet items run-off according to their contractual, behavioural or assumed run-off behaviour (whichever is appropriate), and there is no retained or new business.

The limitations of sensitivities

We use sensitivities to measure the impact of standard, instantaneous, parallel shifts in relevant yield curves. The advantage of using standard parallel shifts is they generally give us a constant measure of the size of our market risk exposure, with a simple and consistent stress. This compares to specific scenarios like ‘flat rates’. The magnitude of flat rates depends on the shape of the current curve and the shift required to reach the flat rate scenario. There is one exception to the relative simplicity of parallel shifts. In order to limit negative interest rates, the yield curve may be ‘floored’. Using material parallel shocks does not always seem realistic, or it might not necessarily test the scenarios that have the most impact on us. So we run non-parallel stress tests too, to calculate the impact of some plausible non-parallel scenarios, and over various time periods for income stresses (usually one or three years).

Other ways of measuring risk

As well as using sensitivities and stress tests, we can measure banking market risk using net notional positions. This can give us a simple expression of our exposure, although it generally needs to be combined with other risk measures to cover all aspects of a risk profile, such as projected changes over time.

Other metrics we can use include VaR and Earnings at Risk (EaR). VaR can be useful because it captures changes in economic values, as we describe in the Trading market risk section below. However, VaR will not reflect the actual impact of most of our banking book assets and liabilities on our Income Statement. This is because we account for them at amortised cost rather than fair value. EaR is similar to VaR but captures changes in income rather than value. We use this approach mainly to generate a one-year EaR measure to assess Basis risk.

Stress testing

We use stress testing of market risk factors to complement the risk measurement we get from standard sensitivities.

Stress testing scenarios

Simple stress tests (like parallel shifts in relevant curves) give us clear measures of risk control and a consistent starting point for setting limits. More complex, multi-factor and multi-time period stress tests can give us information about specific potential events. They can also test various outcomes that we might not capture through parallel stresses or VaR-type measures because of data or model limitations. We can also use stress tests to estimate losses in extreme market events beyond the confidence level used in VaR models. We can adapt our stress tests to reflect current concerns such as Brexit and other macroeconomic events or changing market conditions quicker than we can with other risk measures, like VaR. We can include both individual business area stresses and Santander UK-wide scenarios.

We can produce stress tests using either income or value measures. They cover one or more categories of exposures accounted for on an accruals basis or at fair value. We use expert judgement to define appropriate hypothetical stress tests and any adjusting assumptions based on the balance sheet, management actions and customer behaviour.

How we use stress testing

We discuss stress testing results at senior management committees. They affect Corporate Centre’s decisions by highlighting possible risks in the banking book and the effectiveness of remedial actions we could take. We compare stress test results with stress limits and triggers set by our internal committees, or against metrics set by the PRA. If the results are over our limits or triggers, we take remedial actions and follow an escalation process.

Risk mitigation (unaudited)

We mitigate Income Statement volatility mainly through hedge accounting. We monitor any hedge accounting ineffectiveness that might lead to Income Statement volatility with a VaR measure and trigger, reported monthly. For our accounting policies for derivatives and hedge accounting, see Note 1 to the Consolidated Financial Statements. We typically hedge the interest rate risk of the securities we hold for liquidity and investment purposes with interest rate swaps, retaining spread exposures. These retained exposures are the key drivers of the VaR and stress tests we use to assess the risk of the portfolio.

We hedge our foreign currency funding positions back to sterling, so our foreign exchange positions tend to be residual exposures that remain after hedging. These positions could be, for example, to ‘spot’ foreign exchange rates or to cross currency basis. We monitor foreign exchange risk against absolute net exposures and VaR-based limits and triggers. For more, see ‘Our funding strategy and structure’ and ‘Term issuance’ in the ‘Liquidity risk’ section.

Risk monitoring and reporting (unaudited)

We monitor the banking market risks of the portfolios we hold for liquidity and investment purposes using sensitivities, VaR and stress tests. We report them against limits and triggers to senior management daily and to ALCO and ERCC each month. The VaR we report captures all key sources of volatility (including interest rate and spread risks) to fully reflect the potential volatility.

BANKING MARKET RISK REVIEW

2018 compared to 2017 (unaudited)

The reduction in NIM sensitivities in 2018 was largely driven by higher levels of the yield curve over the year and the base rate rise in August 2018. The NIM sensitivities also reflect balance sheet management activities undertaken to manage the net structural position of the business. Each year, we periodically review our risk models and metrics including underlying modelling assumptions to ensure they continue to reflect the risks inherent in the current rate environment and incorporate regulatory expectations. These changes in our underlying assumptions for risk measurement purposes also contributed to the movements in 2018.

The movement in EVE sensitivities in 2018 was mainly due to the balance sheet management activities, changes in our underlying modelling assumptions for risk measurement purposes, and the yield curve movements mentioned above.

The basis risk EaR in 2018 remained broadly stable.

Interest rate risk

Yield curve risk

The table below shows how our base case income and valuation would be affected by a 50 basis point parallel shift (both up and down) applied instantaneously to the yield curve at 31 December 2018 and 2017. Sensitivity to parallel shifts represents the amount of risk in a way that we think is both simple and scalable. 50 basis points is the stress we typically focus on for banking market risk controls, although we also monitor sensitivities to other parallel and non-parallel shifts as well as scenarios.

	2018		2017
	+50bps	-50bps	+50bps	-50bps
	£m	£m	£m	£m
NIM sensitivity	207	(23)	212	(125)
EVE sensitivity (unaudited)	162	(124)	95	(213)

Basis risk (unaudited)

We report basis risk using the EaR approach.

	2018	2017
	£m	£m
Basis risk EaR	25	24

Interest rate repricing gap (unaudited)

The table below shows the interest rate repricing gap of our balance sheet by repricing buckets.

	3 months	1 year	3 years	5 years	>5 years	Not sensitive	Total
2018	£m	£m	£m	£m	£m	£m	£m
Assets	128,173	46,354	61,946	26,048	13,705	16,607	292,833
Liabilities	194,362	16,762	23,987	13,508	23,345	23,845	295,809
Off-balance sheet	11,096	(12,204)	(2,731)	6,870	(55)	—	2,976

Net gap	(55,093)	17,388	35,228	19,410	(9,695)	(7,238)	—

2017
Assets	142,195	34,661	59,253	18,746	15,453	16,782	287,090
Liabilities	178,179	18,003	25,487	17,746	25,559	24,801	289,775
Off-balance sheet	(10,383)	(3,025)	4,364	5,636	6,093	—	2,685

Net gap	(46,367)	13,633	38,130	6,636	(4,013)	(8,019)	—

Spread risks (unaudited)

The table below shows the risk metrics covering the portfolios of securities held for liquidity and investment purposes.

	2018	2017
	£m	£m
VaR	4	3
Worst three month stressed loss	190	193

TRADING MARKET RISK

OUR KEY TRADING MARKET RISKS (UNAUDITED)

Our main exposure to trading market risk is in Corporate & Investment Banking and it is an inherent part of providing financial services for our customers. Our exposures are mainly affected by market movements in interest rates, credit spreads, and foreign exchange. We have no exposures in Retail Banking, Corporate & Commercial Banking or Corporate Centre. Trading market risk can reduce our net income. Its effect can be seen in our Consolidated Income Statement, where it appears in the ‘Net trading and other income’ line, under ‘Net trading and funding of other items by the trading book’.

The impact of ring-fencing

As part of our ring-fencing plans, activities that can no longer be served by a ring-fenced bank were migrated to the Banco Santander London Branch in 2018. This resulted in most of our market-making activity and the associated trading market risk being transferred outside of the Santander UK group. The implementation of ring-fencing changed our trading market risk profile at 31 December 2018, which can be seen in our VaR disclosures. At 31 December 2018, only a small amount of trading market risk from permitted products and permitted customers remains in the Santander UK ring-fenced bank.

The ring-fenced bank has two trading desks, the Link Desk and Retailed Structured Products (RSP) Desk. The Link Desk is a multi-asset trading desk facilitating the trading of ring-fenced bank permissible products (vanilla products) for those clients served by our CIB division. The aim of the desk is to provide a platform for CIB activity within the ring-fenced bank. The desk operates under an appropriate governance framework to ensure all activity adheres to ring-fencing legislation. The Link Desk will enter into hedging transactions with Relevant Financial Institutions, in accordance with ring-fencing legislation. The RSP desk provides a channel to sell CIB hedged investments (such as ISAs and other notes) to retail investors, through our UK branches and elsewhere. Notes are issued by Santander UK plc and hedged with Relevant Financial Institutions, in accordance with ring-fencing legislation. This RSP activity raises funding for the Santander UK group. There is low trading market risk associated with the trading activity as notes are hedged and a price is made before any client transaction which reflects the live execution prices of all hedge and funding unwinds.

Following the implementation of our ring-fencing plans, the majority of trading market risk is now from hedging activity and back-to-back trading, with generally smaller-sized client trading and negligible position-taking. As a result of this reduced activity, we expect to significantly reduce our trading market risk limits for 2019.

As a result of ring-fencing, and in response to the significant reduction in trading market risk in Santander UK and the corresponding reduction in market risk-related capital, we applied for and received approval from the ECB and PRA to decommission our Internal Model effective from 1 January 2019. The permission for an internal model was for certain trading book activity that has now been closed. For more on our Internal Model, see the ‘Capital requirement measures’ section below.

TRADING MARKET RISK MANAGEMENT

Risk appetite

Our framework for dealing with market risk is part of our overall Risk Framework. The market risk Framework sets out our high-level arrangements and minimum standards for managing, controlling and overseeing trading market risk. Our Risk Appetite sets the controls, risk limits and key risk metrics for trading market risk. The key risk metrics include a stress economic loss limit and risk-factor stress scenarios. We report these key metrics to the BRC and the ERCC each month.

Risk measurement (unaudited)

We have a range of ways of measuring trading market risk, but one of the most important is a statistical measure based on a historical simulation of events called ‘Value at Risk’ (VaR).

VaR

VaR

• VaR shows the losses that we might suffer because of unfavourable changes in the markets under normal non-stressed market conditions.

• To calculate VaR we run a historical simulation, at a given confidence level, over a specified time period. We use one or two years of daily price history, with each day given equal weighting.

• This means we include most market risk factors that could make a difference, and it gives us a consistent way of assessing risk for all these factors in all our portfolios.

•  We work with three main types of VaR, which all use the same calculation models. They are Internal VaR, Regulatory VaR and Stressed VaR. We have governance and controls for all forms of VaR, and we regularly review and assess them.

Internal VaR

•  We use this to calculate the total VaR in our trading book. It covers all the risk asset classes: interest rate, equity, credit (spread) and foreign exchange. We use two years of data for this simulation.

•  Like the rest of Banco Santander, we use a time horizon of one day and a confidence level of 99%. For any given day’s trading position, we would expect to suffer losses greater than the VaR estimate 1% of the time – once every 100 trading days, or two to three times a year.

•  For Internal VaR, we also calculate a time-weighted VaR using Banco Santander’s method. This gives more weight to the most recent days in the last two years, which means VaR changes more quickly in line with current market volatility. That gives us a better indication of how the market’s behaviour is changing, mitigating some limitations of VaR.

•  We measure Internal VaR every day, comparing the equally-weighted result with the time-weighted result and report the higher against the Santander UK and business unit level limits. The Santander UK limits were previously approved by the ERCC. Following the completion of the ring-fencing transfer scheme and the significant reduction in trading book activity, the Santander UK limits are now approved by the Market and Structural Risk Control Forum rather than ERCC. We also report our equally weighted VaR against asset class and individual desk level limits. Whenever we find a limit has been exceeded, we report it, following the market risk framework. The main classes of risk that we measure Internal VaR on are interest rate, equity and credit spread risks.

Regulatory VaR and Stressed VaR

•  We use these VaR models to calculate how much capital we need to hold for trading market risk. For these calculations, we only look at the factors for which we hold approval from the ECB and PRA (as we operate under their joint supervision). For credit and foreign exchange – factors which are not approved by the PRA for our VaR capital models – we use the standardised approach to calculate how much capital to hold. We also use the standardised approach for the ring-fenced bank. For more on this, see the ‘Capital requirement measures’ section.

•  For Regulatory VaR, we use a time horizon of ten days and a confidence level of 99%. To calculate the ten-day time horizon, we use the one-day VaR multiplied by the square root of ten. This is the industry standard approach to scaling known as the ‘square root of time’ approach. We use the same two years of history as with Internal VaR. Stressed VaR is the same, except that we use only one year of history, from a time when markets were stressed relative to our current portfolio.

The limitations of VaR

Whilst VaR is a useful and important market standard measure of risk it does however have some limitations, these include:

•	VaR assumes what happened in the past is a reliable way to predict what will happen in the future, which may not always be the case.

•	VaR is based on positions at the end of the business day so it doesn’t include intra-day positions.

•	VaR gives no guide to how big the loss could be on the 1% of trading days that it is greater than the VaR.

•

Using a time horizon of one day means VaR does not tell us everything about exposures that we cannot liquidate or hedge within a day, or products with infrequent pricing or whose structures are more complex.

Back-testing – comparing VaR estimates with reality

In order to check that the way we estimate VaR is reasonable, we back-test our one day 99% Internal and Regulatory VaR each day by comparing them against both actual and hypothetical profits and losses, using a one-day time horizon.

Back-testing allows us to identify exceptions – times when the predictions were out of line with what happened. We can then look for trends in these exceptions, which can help us decide whether we need to recalibrate our VaR model. The CRR sets out criteria for how many exceptions are acceptable in the Regulatory VaR model. The PRA’s Supervisory Statements clarify the requirements further. If there are five or more exceptions in 250 days, then points are added to our capital requirement multiplier.

It is not normally possible to back-test Stressed VaR, because it is not intended to tell us anything about our performance in normal conditions.

Stress testing

Stress testing is an essential part of our risk management. It helps us to measure and evaluate the potential impact on portfolio values of more extreme, although plausible, events or market moves.

Stress testing scenarios

The scenarios we use for stress testing are outlined in our trading market risk appetite and are central to the monthly Board Risk Appetite reporting. The scenarios are also part of our daily processes for setting and monitoring risk management limits. We calculate the impact of over 100 scenarios on our CIB trading books each day. Over half of these are reported against limits, and we escalate any breaches. This could lead to our front office being asked to reduce risk. The others are not calibrated to the same severity – for instance to a much longer holding period or for a completely artificial scenario - and so are not in the same limit structure.

The scenarios we create are partly inspired by past events, like the global financial crisis. They also include plausible ways that unusual market conditions could occur in the future that impact interest rates, equity prices, exchange rates and credit spreads. Stress testing helps us to see how different amounts of liquidity in the markets would affect us in a stress event, such as an equity crash. It is important to make sure that the stress result we report is as realistic as possible. For more on how we design our scenarios for stress testing see ‘Stress Testing’ in the Risk Governance section.

How we use stress testing

We use limits to manage how much risk we take. They are expressed as how much we could lose in a stress event. We need to make sure the effects of potential poor market conditions do not exceed the Risk Appetite set by the Board. We regularly inform senior managers, including the ERCC, and the BRC about the results of our stress calculations, based on our current positions.

Capital requirement measures

Whenever we make changes to our models, we assess their effect on our capital requirements. Sometimes that means we need to tell the PRA and ECB and get their approval before we can make the change.

Method	Description
The Internal Models Approach (IMA)

The PRA has given us permission to use the IMA, in line with CRR, and every three months the PRA reviews what we are doing. The IMA means we can use Regulatory and Stressed VaR and RNIV to calculate the trading market risk capital requirement for the risk factors and businesses that we have ECB and PRA approval for.

Following the implementation of the Ring-Fence Transfer Scheme, we applied to the ECB and PRA and received approval for a reverse extension application in order to decommission our IMA model from 1 January 2019. We no longer have any trading book positions on which to calculate IMA capital requirements. All other trading book positions in the ring-fenced bank are calculated using the standardised approach.

The standardised approach	For risk factors and businesses not included in the IMA, we use the standardised approach set out by the CRR and PRA Supervisory Statements. At 31 December 2018, this amounted to 34% (2017: 11%) of our total market risk capital requirement. The increase is due to the lower level of total market risk capital from the IMA reduction at the year end.

Risk mitigation (unaudited)

We manage and control trading market risk within clear parameters. We measure and monitor our risk exposures against these limits. There are specific levels that trigger relevant teams to take action or alert people in other functions. This means we can limit the impact of any negative market movements, while also improving our earnings. We keep the business units that originate trading market risk separate from the functions responsible for managing, controlling and overseeing risk.

Risk monitoring and reporting (unaudited)

We document and maintain a complete set of written policies, procedures and processes to help identify, assess, manage and report trading market risk.

TRADING MARKET RISK REVIEW

2018 compared to 2017 (unaudited)

The VaR figures show how much the fair values of all our tradeable instruments could have changed. Since trading instruments are recorded at fair value, these are also the amounts by which they could have increased or reduced our net income.

As noted earlier, as part of our ring-fencing plans, activities that can no longer be served by a ring-fenced bank were migrated to the Banco Santander London Branch in 2018. This resulted in most of our market-making activity and the associated trading market risk being transferred outside of the Santander UK group. The implementation of ring-fencing changed our trading market risk profile at 31 December 2018, which can be seen in the VaR tables below. With this reduced activity the market risk limits for 2019 will therefore be significantly reduced (VaR has reduced from £6m to £1m). At 31 December 2018, only a small amount of trading market risk from permitted products and permitted customers remains in the Santander UK ring-fenced bank.

There were no total VaR limit breaches in 2018. Following the completion of ring-fencing we saw an increase in the number of regulatory back-testing exceptions. This was due to the profit and losses on the residual activity in the trading book being driven more by non-market risk drivers, such as fee income, than by market risk drivers, such as changes in interest rates. This meant that VaR fell by more than expected, leading to a higher number of exceptions. For this increase in the number of exceptions (which was over the expected 2-3 in a 250 day period) the capital calculations used the associated CRR-required capital multipliers. As these residual trading books were in run-off, the number of exceptions reduced in Q4 2018 and from 1 January 2019 there are no longer any trading positions in these portfolios that generate trading market risk.

VaR

This table and graph shows our Internal VaR for exposure to each of the main classes of risk for 2018 and 2017.

	Year-end exposure		Average exposure		Highest exposure		Lowest exposure
	2018	2017	2018	2017	2018	2017	2018	2017
Trading instruments	£m	£m	£m	£m	£m	£m	£m	£m
Interest rate risks	0.5	2.6	1.4	2.5	3.9	3.5	0.2	1.8
Equity risks	—	0.3	0.2	0.6	0.6	2.0	—	0.2
Foreign exchange risks	0.1	0.3	0.3	0.4	0.9	1.6	—	—

Diversification offsets(1)	(0.2)	(0.7)	(0.5)	(0.8)	—	—	—	—

Total correlated one-day VaR	0.4	2.5	1.4	2.7	3.8	3.7	0.3	2.0

(1)

The highest and lowest exposures for each risk type did not necessarily happen on the same day as the highest and lowest total correlated one-day VaR. It is impossible to calculate a corresponding correlation offset effect, so we have not included it.

LOGO